UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2007
Date of Report (Date of earliest event reported)

NU-MEX URANIUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Paseo, 110 - 4801 Lang Ave. NE, Albuquerque, New Mexico, U.S.A.	87109
(Address of principal executive offices)	(Zip Code)

(505) 842-5537
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01          Entry into a Material Definitive Agreement.

Effective September 14, 2007, the Board of Directors of Nu-Mex Uranium Corp. (the "Company") approved the Company's entry into an "Option and Joint Venture Agreement" dated September 14, 2007 (the "Agreement"), with Strathmore Resources (US) Ltd. ("Strathmore").

Pursuant to the terms of the Agreement, Strathmore has granted the Company the sole and exclusive right to acquire up to a 65% interest in Strathmore's Nose Rock properties (collectively, the "Property"), located northeast of Crownpoint within the Grants Mineral Belt in the State of New Mexico, in consideration of:

(a)        the Company paying to Strathmore $250,000 and issuing 5,000,000 common shares in the capital stock of the Company on September 14, 2007 (the "Effective Date"); and

(b)        the Company incurring a minimum of $44,500,000 in work commitment expenditures on the Property in accordance with the following schedule:

  $1,000,000 on or before the first anniversary of the Effective Date;

  a further $1,000,000 on or before the second anniversary of the Effective Date;

  a further $1,500,000 on or before the third anniversary of the Effective Date;

  a further $10,000,000 on or before the fourth anniversary of the Effective Date;

  a further $10,000,000 on or before the fifth anniversary of the Effective Date;

  a further $10,000,000 on or before the sixth anniversary of the Effective Date; and

  a further $11,000,000 on or before the seventh anniversary of the Effective Date.

Within 60 days of the fourth anniversary of the Effective Date, an evaluation, conducted in accordance with National Instrument 43-101 of the Canadian Securities Administrator, is to be performed.

Provided that the Company is not in default, (i) the Company will have acquired a 25% interest in the Property once the Company has incurred $13,500,000 of its total $44,500,000 in work commitment expenditures, and (ii) the Company will have acquired an additional 40% interest in the Property once the Company has incurred the remaining $31,000,000 of its total $44,500,000 in work commitment expenditures. However, subject to the terms of the Agreement, Strathmore has the right to retain or earn back a 16% interest in the Property by paying $25,000,000 to the Company. Until the Company acquires its full 65% interest (or its 49% interest if Strathmore elects to retain or earn back a 16% interest), Strathmore will not be required to contribute to the costs of exploration or development of the Property. After the Company acquires its full 65% interest (or its 49% interest if Strathmore elects to retain or earn back a 16% interest), each of the Company and Strathmore will contribute to the costs with respect to the Property in accordance with their proportionate share ownership in the Property.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02          Unregistered Sales of Equity Securities

As described above in Item 1.01 of this Current Report, on September 14, 2007 the Company issued 5,000,000 shares of the Company's common stock to Strathmore Resources (US) Ltd. in accordance with the terms of an Option and Joint Venture Agreement entered into by and between the Company and Strathmore. This share issuance was exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.
Exhibit	Description
10.1	Option and Joint Venture Agreement, dated September 14, 2007, as entered into between Nu-Mex Uranium Corp. and Strathmore Resources (US) Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU-MEX URANIUM CORP.
DATE: September 14, 2007.	/s/ "D. Bruce Horton"___________________ Name: D. Bruce Horton Title: President, Chief Executive Officer and a director

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